Exhibit 10.3
FIFTH AMENDMENT TO
SENIOR UNSECURED REVOLVING CREDIT AGREEMENT

This FIFTH AMENDMENT TO SENIOR UNSECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 8, 2026, by and among WESTLAKE CHEMICAL PARTNERS LP, a Delaware limited partnership (“Borrower”), as borrower and WESTLAKE CHEMICAL FINANCE CORPORATION, a Delaware corporation (“Lender”), as lender.
W I T N E S S E T H

WHEREAS, the parties hereto entered into that certain Senior Unsecured Revolving Credit Agreement, dated as of April 29, 2015, as amended by the First Amendment thereto, dated as of August 1, 2017, the Second Amendment thereto, dated as of November 28, 2017, the Third Amendment thereto, dated as of March 19, 2020, and the Fourth Amendment thereto, dated as of July 12, 2022 (as so amended, the “Credit Agreement”), pursuant to which Lender has made certain financial accommodations available to Borrower; and
WHEREAS, Lender desires to make certain modifications to the Credit Agreement, including to extend the maturity date thereof, as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto hereby agree as follows:
Section 1. Definitions.
Unless otherwise defined herein, including in the text of the preamble and recitals hereto, all capitalized terms used herein shall have the respective meanings given to such terms in Section 1.1 of the Credit Agreement, as amended hereby. The rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement shall apply to this Amendment in all respects.
Section 2. Amendment to the Credit Agreement.
(a)    Article I of the Credit Agreement is hereby amended by deleting the defined term “Credit Spread Adjustment” in its entirety.
(b)    Article I of the Credit Agreement is hereby further amended by amending and restating the following defined terms, in each case by deleting the original definition in its entirety and replacing it with the amended definition stated herein:

“Loan Interest Rate” shall mean, (a) with respect to any SOFR Loan, SOFR in effect from time to time (as the same may vary from Interest Period to Interest Period) plus the Applicable Margin for the Loan Interest Rate (as set forth in, and determined in accordance with, the definition of “Applicable Margin”), or (b) with respect to any ABR Loan, the Alternate Base Rate plus the Applicable Margin for the Loan Interest Rate (as set forth in, and determined in accordance with, the definition of “Applicable Margin”) minus 1% per annum.
“Maturity Date” shall mean July 11, 2031.
Section 3. Effectiveness.
This Amendment shall become effective upon the execution and delivery of this Amendment by Borrower and Lender.
Section 4. Miscellaneous.
(a)    Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Credit Agreement are unaffected and shall continue to be in full force and effect and shall be binding on the parties hereto in accordance with their respective terms. Each reference to the Credit Agreement therein or in any other agreement, document or instrument executed and delivered pursuant to the Credit Agreement shall mean and constitute a reference to the Credit Agreement as amended hereby. Except as specifically set forth in this Amendment, nothing in this Amendment shall be construed as modifying any other term or condition of the Credit Agreement or operate as a waiver of, or in prejudice to, any right, power or remedy of Lender under the Credit Agreement, any applicable law or any existing or future Default or Event of Default.
(b)    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(c)    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the party executing such counterpart, and all of which together shall constitute one instrument. Each counterpart may be delivered in original, facsimile or electronic (e.g., “.pdf”) form.
(d)    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.
WESTLAKE CHEMICAL PARTNERS LP
By:     Westlake Chemical Partners GP LLC,
    its general partner
    as Borrower

By: /s/ Jeffrey A. Holy____________
Name:     Jeffrey A. Holy
Title:     Vice President & Chief Accounting Officer

WESTLAKE CHEMICAL FINANCE CORPORATION
as Lender

By: _/s/ Jonathan Baksht___________
Name:     Jonathan Baksht
Title:     Senior Vice President & Chief Financial Officer
Signature Page to Fifth Amendment to
Senior Unsecured Revolving Credit Agreement